November 20, 2014 Brady Corporation F’15 Q1 Financial Results

2 Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward- looking statements. For Brady, uncertainties arise from: implementation of the healthcare strategy; implementation of the Workplace Safety strategy; future competition; risks associated with restructuring plans; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, healthcare and transportation; technology changes and potential security violations to the Company's information technology system; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; Brady's ability to develop and successfully market new products; risks associated with identifying, completing, and integrating acquisitions; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady's ability to retain significant contracts and customers; risk associated with loss of key talent; risks associated with divestitures and businesses held for sale; risks associated with obtaining governmental approvals and maintaining regulatory compliance; risk associated with product liability claims; environmental, health and safety compliance costs and liabilities; potential write-offs of Brady's substantial intangible assets; risks associated with our ownership structure; unforeseen tax consequences; Brady's ability to maintain compliance with its debt covenants; increase in our level of debt; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady's U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2014. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3 Summary Comments Significant 1st Quarter Events: • Organic sales growth of 2.4%. • Profitability negatively impacted by facility consolidation activities. Facility consolidation challenges expected to continue with completion by the end of fiscal 2015. F’15 Priorities: • Facility Consolidations – Complete this process to optimize customer service, operational performance & financial results. • Operational Excellence – Deliver the best possible end-to-end customer experience. • Emerging Technologies – Invest in emerging technologies. • Innovation Development Process – Develop and deliver the highest-value new products in a timely manner. • Focused Market Sales Expansion – Drive sales growth in selected vertical markets. • One Digital Platform – Drive towards a single platform to sell more products to more customers.

4 Q1 F’15 Financial Summary • Sales up 0.9% to $310.2M vs. $307.5M in Q1 of F’14. – Organic sales growth of 2.4% while foreign currency decreased sales by 1.5%. • Gross profit margin of 48.4% in Q1 of F’15 compared with 51.3% in Q1 of F’14. • SG&A expense of $109.3M (35.2% of sales) in Q1 of F’15 vs. $112.7M (36.7% of sales) in Q1 of F’14. • Net earnings from continuing operations of $15.5M in Q1 of F’15 vs. $18.1M in Q1 of F’14. – Non-GAAP Net Earnings from Continuing Operations* of $18.4M in Q1 of F’15 vs. $22.8M in Q1 of F’14. – Non-GAAP Net Earnings from Continuing Operations* would have been $20.7M in Q1 of F’15, with a normalized tax rate of 28%. • Net earnings from continuing operations per Class A Diluted Nonvoting Share was $0.30 in Q1 of F’15 vs. $0.35 in Q1 of F’14. – Non-GAAP Net Earnings from Continuing Operations per Class A Diluted Nonvoting Share* was $0.36 in Q1 of F’15 vs. $0.43 in Q1 of F’14. – Non-GAAP Net Earnings from Continuing Operations, per Class A Diluted Nonvoting Share* would have been $0.40, with a normalized tax rate of 28%. * Net Earnings from Continuing Operations, Excluding Certain Items and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items, are non-GAAP measures. See appendix.

5 F’15 Guidance – Continuing Operations F’15 Diluted EPS from Continuing Operations $1.50 to $1.70 (excluding restructuring charges and certain other items) Guidance Assumptions – Continuing Operations: • Low single-digit organic sales growth, with growth in both Identification Solutions and Workplace Safety. • Increased investments in R&D, as well as market development resources impacting F’15 profitability. • Full-year depreciation and amortization expense of approximately $45M. • Full-year restructuring charges of approximately $15M. • Tax rate in the mid-to-upper 20% range. • Full-year capital expenditures of approximately $30M, with a large percentage incurred in the first half of the year.

6 Sales Overview • 2.4% organic sales growth. • 1.5% decrease due to currency translation. • Organic sales growth in both the ID Solutions and Workplace Safety platforms. Q1 F’15 SALES: • ID Solutions – Organic sales growth of 2.4%. • Workplace Safety – Organic sales growth of 2.4%. Q1 F’15 SALES COMMENTARY: $200 $225 $250 $275 $300 $325 Q2 F'12 (0.7%) Q3 F'12 0.9% Q4 F'12 1.9% Q1 F'13 (0.8%) Q2 F'13 (1.8%) Q3 F'13 (4.8%) Q4 F'13 (2.1%) Q1 F'14 (2.1%) Q2 F'14 (1.1%) Q3 F'14 2.5% Q4 F'14 1.1% Q1 F'15 2.4%Organic Sales Growth SALES (millions of USD)

Gross Profit Margin & SG&A Expense 7 • GPM of 48.4% in Q1 of F’15 compared to 51.3% in Q1of F’14. • Costs related to facility consolidation activities and challenges with sales mix resulted in a lower GPM. • Facility consolidation costs expected to continue at a heightened level in the near-term with completion by July 31, 2015. GROSS PROFIT MARGIN: • SG&A expense of $109.3M in Q1 of F’15 compared to $112.7M in Q1 of F’14. • SG&A expense was lower compared to Q1 of F’14 as a result of lower amortization expense and on-going cost containment efforts. SG&A EXPENSE: $141 $151 $148 $150 $142 $159 $158 $158 $143 $155 $154 $150 55% 56% 55% 55% 52% 53% 51% 51% 49% 50% 49% 48% 25% 30% 35% 40% 45% 50% 55% 60% $100 $150 $200 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 GROSS PROFIT & GPM% (millions of USD) $95 $98 $100 $99 $110 $112 $107 $113 $111 $117 $111 $109 37% 36% 37% 36% 40% 37% 34% 37% 38% 38% 35% 35% 20% 25% 30% 35% 40% 45% $50 $100 $150 $200 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 SG&A and SG&A% as of SALES (millions of USD)

8 Net Earnings & EPS From Continuing Operations–Non-GAAP* * Non-GAAP Net Earnings from Continuing Operations and Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share are non-GAAP measures. See appendix. • Q1 F’15 Non-GAAP net earnings from continuing operations* of $18.4M compared to $22.8M in Q1 of F’14. • Year-on-year earnings decline driven by costs related to facility consolidation, sales mix, and income taxes. • Q1 F’15 Non-GAAP net earnings from continuing operations would have been $20.7M with a normalized tax rate of 28%. Q1 F’15 – Non-GAAP Earnings* • Q1 F’15 Non-GAAP diluted EPS from continuing operations* of $0.36 compared to $0.43 in Q1 of F’14. • Q1 F’15 Non-GAAP diluted EPS from continuing operations* would have been $0.40 with a normalized tax rate of 28%. Q1 F’15 – Non-GAAP EPS* $0.51 $0.56 $0.57 $0.51 $0.38 $0.55 $0.55 $0.43 $0.25 $0.43 $0.41 $0.36 $0.00 $0.20 $0.40 $0.60 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED NONVOTING SHARE, EXCLUDING CERTAIN ITEMS* $27 $29 $30 $26 $20 $29 $29 $23 $13 $22 $21 $18 $0 $10 $20 $30 $40 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 NET EARNINGS FROM CONTINUING OPERATIONS, EXCLUDING CERTAIN ITEMS* (millions of USD)

9 Cash Generation • Cash flow from operating activities of $18.6M in Q1 of F’15. • Returned $10.2M to our shareholders in the form of dividends. CASH FLOWS IN Q1 OF F’15:

Net Debt & EBITDA 10 0.0 0.1 1.4 1.3 1.2 1.2 1.3 1.5 1.2 1.2 0.0x 0.5x 1.0x 1.5x Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 NET DEBT / TTM EBITDA* • October 31, 2014 Cash = $116.5M, Debt = $290.7M (net debt = $174.2M), and TTM EBITDA (continuing operations) = $150.4M. • Net Debt/EBITDA* = 1.2x. • Balance sheet continues to improve and provides flexibility for future cash uses. STRONG BALANCE SHEET: * EBITDA is a non-GAAP measure. See appendix for the reconciliation of net income to EBITDA. $4 $10 $297 $261 $222 $210 $209 $221 $181 $174 $0 $50 $100 $150 $200 $250 $300 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 NET DEBT (millions of USD)

Q1 F’15 vs. Q1 F’14 PERFORMANCE (millions of USD) 11 Identification Solutions • Revenues up 1.2%: • Organic = +2.4% • Fx = -(1.2)% • Revenue growth in all regions. • Increased product demand and a commitment to maintain quality and service levels to our customers has resulted in the need to carry additional costs while consolidating manufacturing sites. • Segment profit also negatively impacted by sales mix and planned increases in R&D and market development resources to drive future organic sales growth. Q1 F’15 SUMMARY: • Expect low single-digit organic sales growth for the remainder of F’15. • Expect segment profit as a % of sales to approximate 20% in fiscal 2015. OUTLOOK: Q1 F’15 Q1 F’14 Change Sales $ 212.1 $ 209.5 + 1.2% Segment Profit 43.5 51.0 - 14.7% Segment Profit % 20.5% 24.3% - 3.8 pts 21% 24% 23% 24% 19% 22% 20% 21% 0% 5% 10% 15% 20% 25% $0 $50 $100 $150 $200 $250 $300 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 SALES & SEGMENT PROFIT % (millions of USD)

Q1 F’15 vs. Q1 F’14 PERFORMANCE (millions of USD) 12 Workplace Safety • Revenues up 0.2%: • Organic = +2.4%. • Fx = -(2.2)%. • Low single digit organic sales growth in Europe and the Americas and approximately flat organic sales in Australia. The quarter ended with positive organic sales growth momentum in each region. • Organic growth partly driven by increased catalog advertising spend, selected price increases, and continued growth in sales over the internet. • Segment profit of 15.8% is below the prior year and below Q4 of F’14 due to increased catalog advertising. Q1 F’15 SUMMARY: • Low single digit organic sales growth anticipated for the remainder fiscal 2015. • Anticipate segment profit as a % of sales to improve in the second half of the fiscal year and get back to or slightly above the rate we experienced in the last quarter of F’14. OUTLOOK: Q1 F’15 Q1 F’14 Change Sales $ 98.1 $ 98.0 0.2% Segment Profit 15.5 18.4 - 15.4% Segment Profit % 15.8% 18.8% - 3.0 pts 23% 22% 21% 19% 15% 14% 18% 16% 0% 5% 10% 15% 20% 25% $0 $50 $100 $150 $200 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 SALES & SEGMENT PROFIT % (millions of USD)

13 Investor Relations Brady Contact: Aaron Pearce Investor Relations 414-438-6895 Aaron_Pearce@Bradycorp.com See our web site at www.investor.bradycorp.com

Appendix 14

COMPARABLE INCOME STATEMENTS (millions of USD) 15 Comparable Income Statements

(‘000s of USD) 16 Debt Structure October 31, 2014 Balance July 31, 2014 Balance Revolver Borrowings (due Feb. 2017): USD-denominated (L+1.125) 1.24% Variable 83,000$ 42,000$ China Borrowings: USD & CNY-denominated notes payable 5.04% Variable 11,708 19,423 Private Placements: USD-denominated 2006 Series 5.30% Fixed 52,285 52,285 USD-denominated 2007 Series 5.33% Fixed 49,114 49,114 EUR-denominated 2010 Series (7-yr.) 3.71% Fixed 37,836 40,164 EUR-denominated 2010 Series (10-yr.) 4.24% Fixed 56,754 60,246 TOTAL DEBT 290,697$ 263,232$ Interest Rate

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation. EBITDA - Total Company (‘000s of USD) 17 EBITDA Reconciliation – Total Company

Brady is presenting EBITDA from Continuing Operations because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA from Continuing Operations represents earnings from continuing operations before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA from Continuing Operations is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA from Continuing Operations calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA from Continuing Operations should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA from Continuing Operations measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation. EBITDA - Continuing Operations (‘000s of USD) 18 EBITDA Reconciliation – Continuing Operations

Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items: Reconciliation of Non-GAAP Net Earnings from Continuing Operations (‘000s of USD) 19 Non-GAAP Earnings from Continuing Operations

Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items: Reconciliation of Non-GAAP Net Earnings from Continuing Operations per Diluted Class A Nonvoting Share 20 Non-GAAP EPS from Continuing Operations